UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

PROTEXT MOBILITY, INC.

(Name or small business issuer in its charter)

Delaware	11-3621755
(State or other jurisdiction or incorporation)	(I.R.S Employer Identification No.)

2255 Glades Rd., Suite 324A, Boca Raton, Florida 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code: (435) 881-3611

Common Stock, par $0.00001	OTC Pink
Title of each class to be so registered	Name of each exchange on which registered

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [   ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [X  ]

Securities Act registration statement file number to which this form relates: 001-31590

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par $0.00001

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.

Description of Registrant’s Securities to be Registered

Incorporation by reference to Registration Statement on Form 8-A12(b) filed with the Securities and Exchange Commission on January 27, 2003.

Item 2.

Exhibits.

None

Pursuant to the requirement of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized on January 27, 2017.

PROTEXT MOBILITY, INC.

By: /s/ Roger Baylis-Duffield

Roger Baylis-Duffield

CEO